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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 12, 1994
                                                        ----------------

                                  SALOMON INC
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            (Exact name of registrant as specified in its charter)



  Delaware                         1-4346                22-1660266
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(State or other                 (Commission            (IRS Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)


Seven World Trade Center, New York, New York                     10048
- --------------------------------------------                     -----
 (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code (212) 783-7000
                                                          --------------
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Item 7.  Financial Statement, Pro Forma Financial
         Information and Exhibits.


         1. Form T-1 Statement of Eligibility
            of The Bank of New York, under the Trust
            Indenture Act of 1939.
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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            SALOMON INC
                                                         -----------------
                                                            (Registrant)

Date: January 12, 1994                        By:  /s/ William J. Jennings
                                                 --------------------------
                                                 Name: William J. Jennings
                                                 Title: Senior Vice President
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                                 EXHIBIT INDEX


Exhibit                                                            Page Number

25. Form T-l Statement of Eligibility of                               5
    The Bank of New York.